Exhibit 99.1
GitLab Reports Third Quarter Fiscal Year 2023 Financial Results

Quarterly revenue of $113.0 million, up 69% year-over-year

Fiscal Third Quarter Highlights:
•Total revenue of $113.0 million
•GAAP operating margin of (50)%; Non-GAAP operating margin of (19)%
•GAAP net loss per share of $(0.33); Non-GAAP net loss per share of $(0.10)

San Francisco (December 5, 2022) - All-Remote - GitLab Inc. (NASDAQ: GTLB), The DevSecOps Platform, today reported financial results for its third quarter fiscal year 2023, ended October 31, 2022.

“Companies cannot afford to slow down their software innovation,” said Sid Sijbrandij, GitLab CEO and Co-Founder. “In today's turbulent economic climate, they are turning to solutions like GitLab to reduce costs, drive efficiencies, fuel a fast pace of innovation, and meet customer demands. Our Q3 business results demonstrate GitLab’s value proposition as a mission critical DevSecOps platform for software innovation is resonating.”

“Our third quarter results continue to demonstrate our ability to drive high growth with improving margins,” said Brian Robins, GitLab CFO. “Revenue of $113.0 million grew 69% organically, and our non-GAAP operating margin improved by approximately 1,700 basis points year-over-year. Our dollar-based net retention rate again exceeded our reporting threshold of 130%, which we believe remains best in class and consistent with our track record as a public company.”

Third Quarter Fiscal Year 2023 Financial Highlights (in millions, except per share data and percentages):

	Q3 FY 2023	Q3 FY 2022	Y/Y Change
Revenue	$113.0	$66.8	69%
GAAP Gross margin	87%	89%
Non-GAAP Gross margin	89%	90%
GAAP Operating loss	$(57.0)	$(32.5)	$(24.5)
Non-GAAP Operating loss	$(21.6)	$(23.9)	$2.3
GAAP Net loss attributable to GitLab	$(48.5)	$(41.2)	$(7.3)
Non-GAAP Net loss attributable to GitLab	$(15.2)	$(22.7)	$7.5
GAAP Net loss per share attributable to GitLab	$(0.33)	$(0.62)	$0.29
Non-GAAP Net loss per share attributable to GitLab	$(0.10)	$(0.34)	$0.24
A reconciliation between GAAP and non-GAAP financial measures is contained in this release under the section titled “Non-GAAP Financial Measures.”

Third Quarter Fiscal Year 2023 Business Highlights:

•Customers with more than $5,000 of ARR increased to 6,469, up 59% from Q3 of fiscal year 2022.
•Customers with more than $100,000 of ARR increased to 638, up 49% from Q3 of fiscal year 2022.
•Dollar-Based Net Retention Rate above 130% in Q3 of fiscal year 2023.
•Announced GitLab Govern, a new solution which brings together GitLab’s comprehensive capabilities to secure the software supply chain and enable compliance.

•Released sixth annual global DevSecOps survey, which found that nearly three-quarters of respondents have adopted–or plan to adopt within the year– a DevOps platform in order to meet rising industry expectations around security, compliance, toolchain consolidation, and faster software delivery.
•Introduced TeamOps, a new people practice and certification that brings precision and operations to how people work together.
•Partnered with Google Cloud to launch Cloud Seed, allowing customers to migrate to the cloud using a single platform.
•Welcomed Janelle Romano and Patty Molthen to the GitLab Federal, LLC Advisory Board, as the company continues to demonstrate the value of its best-in-class DevSecOps platform within the public sector.
•GitLab partners completed 594 product certifications.
•GitLab Inc. ranked #14 on Fortune’s Best Workplaces in Technology list.

Fourth Quarter and Fiscal Year 2023 Financial Outlook

For the fourth quarter of fiscal year 2023, GitLab Inc. expects (in millions, except share and per share data):

	Q4 FY 2023 Guidance	FY 2023 Guidance
Revenue	$119.0 - $120.0	$420.5 - $421.5
Non-GAAP operating loss	$(27.0) - $(26.0)	$(100.0) - $(99.0)
Non-GAAP net loss per share assuming approximately 150 million and 148 million weighted average shares outstanding as of Q4 FY2023 and FY23, respectively	$(0.15) - $(0.14)	$(0.56) - $(0.55)

These statements are forward-looking and actual results may differ materially as a result of many factors. Refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.

Guidance for non-GAAP financial measures excludes stock-based compensation expense, amortization of acquired intangible assets, foreign exchange (gain) loss, and equity investment (gain) loss. We have not provided the most directly comparable GAAP financial guidance measures because certain items are out of our control or cannot be reasonably predicted. Accordingly, a reconciliation of non-GAAP guidance for operating loss and net loss per share to the corresponding GAAP measures is not available.

Conference Call Information

GitLab will host a conference call today, December 5, 2022, at 1:30 p.m. (PT) / 4:30 p.m. (ET) to discuss its third quarter of fiscal 2023 financial results. Investors and analysts should register for the call in advance by visiting https://gitlab.zoom.us/webinar/register/WN_hiBw_ziNQkC7ezgRt7F1iQ. A replay of the call will be available on GitLab’s investor relations website (ir.gitlab.com).

About GitLab

GitLab is The DevSecOps Platform that empowers organizations to maximize the overall return on software development by delivering software faster and efficiently, while strengthening security and compliance. GitLab’s single application is easier to use, leads to faster cycle time and allows visibility throughout and control over all stages of the DevSecOps lifecycle. With GitLab, every team in your organization can collaboratively plan, build, secure, and deploy software to drive business outcomes faster with complete transparency, consistency and traceability.

Non-GAAP Financial Measures

GitLab believes non-GAAP measures are useful in evaluating its operating performance. GitLab uses this supplemental information to evaluate its ongoing operations and for internal planning and forecasting purposes. GitLab believes that non-GAAP financial information, when taken collectively with its GAAP financial information, may be helpful to investors because it provides consistency and comparability with past financial performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. Reconciliations of non-GAAP financial measures to the most directly comparable financial results as determined in accordance with GAAP are included at the end of this press release following the accompanying financial data. We define non-GAAP financial measures as GAAP measures, excluding stock-based compensation expense, amortization of acquired intangible assets, foreign exchange (gain) loss, (gain) loss from a deconsolidation of a subsidiary, equity investment (gain) loss, and change in the fair value of acquisition related contingent consideration. A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty of expenses that may be incurred in the future. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business.

Forward-Looking Statements

This press release and the accompanying earnings call contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Although we believe that the expectations reflected in the forward-looking statements contained in this release and the accompanying earnings call are reasonable, they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause actual results or outcomes to be materially different from any future results or outcomes expressed or implied by the forward-looking statements. These risks, uncertainties, assumptions, and other factors include, but are not limited to the following:

• our ability to appropriately manage future growth;
• our revenue growth rate in the future;
• our ability to achieve and sustain profitability, our business, financial condition, and operating results;
• our intense competition and loss of market share to our competitors;
• the market for our services may not grow;
• a decline in our customer renewals and expansions;
• fluctuations in our operating results;
• our ability to manage our growth effectively;
• our transparency;
• our publicly available company Handbook;
• security and privacy breaches;
• customers staying on our open-source or free SaaS product offering;
• our limited operating history;
• our ability to respond to rapid technological changes;
• our ability to accurately predict the long-term rate of customer subscription renewals or adoption, or the impact of these renewals and adoption;
• our hiring model;
• the effects of the armed conflict in Ukraine on our business; and
• general economic conditions (including changes in interest rates and inflation) and slow or negative growth of our markets.

Further information on these and additional risks, uncertainties, and other factors that could cause actual outcomes and results to differ materially from those included in or contemplated by the forward-looking statements contained in this release are included under the caption “Risk Factors” and elsewhere in the filings and reports we make with the Securities and Exchange Commission. We do not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events, except as required by law.

Operating Metrics

Annual Recurring Revenue (“ARR”): We define annual recurring revenue as the annual run-rate revenue of subscription agreements, including our self-managed and SaaS offerings but excluding professional services, from all customers as measured on the last day of a given month. We calculate ARR by taking the monthly recurring revenue (“MRR”) and multiplying it by 12. MRR for each month is calculated by aggregating, for all customers during that month, monthly revenue from committed contractual amounts of subscriptions, including our self-managed license, self-managed subscription, and SaaS subscription offerings but excluding professional services.

Dollar-Based Net Retention Rate: We calculate Dollar-Based Net Retention Rate as of a period end by starting with our customers as of the 12 months prior to such period end (“Prior Period ARR”). We then calculate the ARR from these customers as of the current period end (“Current Period ARR”). The calculation of Current Period ARR includes any upsells, price adjustments, user growth within a customer, contraction, and attrition. We then divide the total Current Period ARR by the total Prior Period ARR to arrive at the Dollar-Based Net Retention Rate.

GitLab Inc.
Condensed Consolidated Balance Sheets
(in thousands, except per share data)
(unaudited)

	October 31, 2022(1)	January 31, 2022(1)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$372,169	$884,672
Short-term investments	555,583	50,031
Accounts receivable, net of allowance for doubtful accounts of $950 and $1,098 as of October 31, 2022 and January 31, 2022, respectively	97,580	77,233
Deferred contract acquisition costs, current	23,599	24,363
Prepaid expenses and other current assets	20,454	15,544
Total current assets	1,069,385	1,051,843
Property and equipment, net	5,560	3,271
Equity method investment	13,624	—
Goodwill	8,145	8,145
Intangible assets, net	4,484	6,285
Deferred contract acquisition costs, non-current	14,240	14,743
Other long-term assets	4,803	7,151
TOTAL ASSETS	$1,120,241	$1,091,438
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$6,233	$4,984
Accrued expenses and other current liabilities	23,753	24,571
Accrued compensation and benefits	16,716	32,820
Deferred revenue, current	217,777	179,224
Total current liabilities	264,479	241,599
Deferred revenue, non-current	28,946	32,568
Other non-current liabilities	12,125	18,002
TOTAL LIABILITIES	305,550	292,169
STOCKHOLDERS’ EQUITY:
Preferred stock, $0.0000025 par value; 50,000 shares authorized as of October 31, 2022 and January 31, 2022; no shares issued and outstanding as of October 31, 2022 and January 31, 2022	—	—
Class A Common stock, $0.0000025 par value; 1,500,000 shares authorized as of October 31, 2022 and January 31, 2022; 91,151 and 27,141 shares issued and outstanding as of October 31, 2022 and January 31, 2022, respectively	—	—
Class B Common stock, $0.0000025 par value; 250,000 shares authorized as of October 31, 2022 and January 31, 2022; 58,503 and 119,747 shares issued and outstanding as of October 31, 2022 and January 31, 2022, respectively	—	—
Additional paid-in capital	1,453,349	1,320,479
Accumulated deficit	(686,915)	(553,337)
Accumulated other comprehensive income/(loss)	(2,874)	7,724
Total GitLab stockholders’ equity	763,560	774,866
Noncontrolling interests	51,131	24,403
TOTAL STOCKHOLDERS’ EQUITY	814,691	799,269
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,120,241	$1,091,438
__________
(1) As of October 31, 2022 and January 31, 2022, the condensed consolidated balance sheet includes assets of the consolidated variable interest entity, GitLab Information Technology (Hubei) Co., LTD (“JiHu”), of $59.5 million and $17.7 million, respectively, and liabilities of $4.5 million and $3.7 million, respectively. The assets of JiHu can be used only to settle obligations of JiHu and creditors of JiHu do not have recourse against the general credit of the Company.

GitLab Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2022	2021	2022	2021
Revenue:
Subscription—self-managed and SaaS	$98,435	$59,774	$264,294	$156,542
License—self-managed and other	14,546	7,026	37,135	18,315
Total revenue	112,981	66,800	301,429	174,857
Cost of revenue:
Subscription—self-managed and SaaS	11,113	5,608	29,717	16,366
License—self-managed and other	3,451	1,587	7,725	4,446
Total cost of revenue	14,564	7,195	37,442	20,812
Gross profit	98,417	59,605	263,987	154,045
Operating expenses:
Sales and marketing	81,080	50,543	228,479	133,562
Research and development	41,113	24,664	112,463	68,607
General and administrative	33,186	16,939	88,182	40,276
Total operating expenses	155,379	92,146	429,124	242,445
Loss from operations	(56,962)	(32,541)	(165,137)	(88,400)
Interest income	4,657	127	8,247	226
Other income (expense), net	2,661	(10,209)	22,609	(21,252)
Loss before income taxes and loss from equity method investment	(49,644)	(42,623)	(134,281)	(109,426)
Loss from equity method investment, net of tax	(756)	—	(1,775)	—
Provision for (benefit from) income taxes	65	(875)	2,519	1,370
Net loss	$(50,465)	$(41,748)	$(138,575)	$(110,796)
Net loss attributable to noncontrolling interest	(2,010)	(521)	(4,997)	(1,443)
Net loss attributable to GitLab	$(48,455)	$(41,227)	$(133,578)	$(109,353)
Net loss per share attributable to GitLab Class A and Class B common stockholders, basic and diluted	$(0.33)	$(0.62)	$(0.90)	$(1.89)
Weighted-average shares used to compute net loss per share attributable to GitLab Class A and Class B common stockholders, basic and diluted	148,883	67,018	147,812	57,789

GitLab Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Nine Months Ended October 31,
	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss, including amounts attributable to noncontrolling interest	$(138,575)	$(110,796)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation expense	88,926	17,242
Amortization of intangible assets	1,767	251
Depreciation expense	2,198	—
Amortization of deferred contract acquisition costs	32,693	23,555
Gain from deconsolidation of Meltano Inc.	(17,798)	—
Loss from equity method investment	2,247	—
Net amortization of premiums or discounts on short-term investments	(3,346)	—
Unrealized foreign exchange (gain) loss	(4,081)	19,752
Other non-cash (income) expense	439	(128)
Changes in assets and liabilities:
Accounts receivable	(22,163)	(17,350)
Prepaid expenses and other current assets	(5,320)	(3,373)
Deferred contract acquisition costs	(33,145)	(24,642)
Other long-term assets	2,050	(3,120)
Accounts payable	1,393	1,786
Accrued expenses and other current liabilities	3,249	1,019
Accrued compensation and benefits	(15,150)	3,812
Deferred revenue	40,200	41,469
Other long-term liabilities	(1,272)	1,803
Net cash used in operating activities	(65,688)	(48,720)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of short-term investments	(631,951)	(100,031)
Proceeds from maturities of short-term investments	122,701	—
Purchases of property and equipment	(5,018)	—
Deconsolidation of Meltano Inc.	(9,620)	—
Net cash used in investing activities	(523,888)	(100,031)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from initial public offering, net of underwriting discounts	—	654,552
Proceeds from the issuance of common stock upon exercise of stock options, including early exercises, net of repurchases	17,454	14,574
Issuance of common stock under employee stock purchase plan	9,554	—
Repurchase of common stock in a tender offer	—	(590)
Contributions received from noncontrolling interests, net of issuance costs	61,726	26,450
Partial settlement of acquisition related contingent cash consideration	(3,137)	—
Payments of deferred offering costs	—	(3,398)
Net cash provided by financing activities	85,597	691,588
Impact of foreign exchange on cash and cash equivalents	(8,524)	(973)
Net increase (decrease) in cash and cash equivalents	(512,503)	541,864
Cash, cash equivalents, and restricted cash at beginning of period	887,172	282,850
Cash, cash equivalents, and restricted cash at end of period	$374,669	$824,714
Reconciliation of cash, cash equivalents and restricted cash within the condensed consolidated balance sheets to the amounts shown in the consolidated statements of cash flows above:
Cash and cash equivalents	$372,169	$824,714
Restricted cash, current included in prepaid expenses and other current assets	2,500	—
Total cash, cash equivalents and restricted cash	$374,669	$824,714

GitLab Inc.
Reconciliation of GAAP to Non-GAAP
(in thousands, except per share data)
(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2022	2021	2022	2021
Gross profit on GAAP basis	$98,417	$59,605	$263,987	$154,045
Gross margin on GAAP basis	87%	89%	88%	88%
Stock-based compensation expense	1,248	331	3,623	722
Amortization of acquired intangibles	521	—	1,546	—
Gross profit on non-GAAP basis	$100,186	$59,936	$269,156	$154,767
Gross margin on non-GAAP basis	89%	90%	89%	89%

Sales and marketing on GAAP basis	$81,080	$50,543	$228,479	$133,562
Stock-based compensation expense	(12,905)	(2,562)	(34,807)	(5,688)
Sales and marketing on non-GAAP basis	$68,175	$47,981	$193,672	$127,874

Research and development on GAAP basis	$41,113	$24,664	$112,463	$68,607
Stock-based compensation expense	(10,030)	(2,147)	(26,405)	(4,653)
Research and development on non-GAAP basis	$31,083	$22,517	$86,058	$63,954

General and administrative on GAAP basis	$33,186	$16,939	$88,182	$40,276
Amortization of acquired intangibles	(70)	(82)	(221)	(251)
Stock-based compensation expense	(9,525)	(3,539)	(24,091)	(6,179)
Change in the fair value of acquisition related contingent consideration	(1,063)	—	(1,063)	—
General and administrative on non-GAAP basis	$22,528	$13,318	$62,807	$33,846

Loss from operations on GAAP basis	$(56,962)	$(32,541)	$(165,137)	$(88,400)
Stock-based compensation expense	33,708	8,579	88,926	17,242
Amortization of acquired intangibles	591	82	1,767	251
Change in the fair value of acquisition related contingent consideration	1,063	—	1,063	—
Loss from operations on non-GAAP basis	$(21,600)	$(23,880)	$(73,381)	$(70,907)

Other income (expense), net on GAAP basis	$2,661	$(10,209)	$22,609	$(21,252)
Gain from deconsolidation of Meltano Inc.	—	—	(17,798)	—
Foreign exchange (gain) loss	(2,855)	9,913	(5,361)	19,752
Other income (expense), net on non-GAAP basis	$(194)	$(296)	$(550)	$(1,500)

Net loss attributable to GitLab common stockholders on GAAP basis	$(48,455)	$(41,227)	$(133,578)	$(109,353)
Stock-based compensation expense	33,708	8,579	88,926	17,242
Amortization of acquired intangibles	591	82	1,767	251
Change in the fair value of acquisition related contingent consideration	1,063	—	1,063	—
Gain from deconsolidation of Meltano Inc.	—	—	(17,798)	—
Loss from equity method investment, net of tax	756	—	1,775	—
Foreign exchange (gain) loss	(2,855)	9,913	(5,361)	19,752
Net loss attributable to GitLab common stockholders on non-GAAP basis	$(15,192)	$(22,653)	$(63,206)	$(72,108)

Net loss per share on GAAP basis	$(0.33)	$(0.62)	$(0.90)	$(1.89)
Non-GAAP adjustments to net loss per share	0.23	0.28	0.47	0.64
Net loss per share on non-GAAP basis	$(0.10)	$(0.34)	$(0.43)	$(1.25)
Shares used in per share calculation - diluted on GAAP and non-GAAP basis	148,883	67,018	147,812	57,789

Media Contact:
Natasha Woods
GitLab Inc.
press@gitlab.com

Investor Contact:
Jack Andrews
GitLab Inc.
ir@gitlab.com